SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2000



                             SMARTSERV ONLINE, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                            (State of Incorporation)

               0-28008                                      13-3750708
               -------                                      ----------
        (Commission File No.)                  (IRS Employer Identification No.)


        One Station Place, Stamford, Connecticut                 06902
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        (Address of Principal Executive Offices)              (Zip Code)


                                  203-353-5950
                                  ------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events
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                  On May 15, 2000, the Company completed a $17,500,000 equity financing to three (3) investors. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
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             (a)  Financial statements of business acquired:

                  Not applicable.

             (b)  Pro forma financial information:

                  Not applicable.

             (c)  Exhibits:

                  99.1: SmartServ Online, Inc. Press Release dated May 16, 2000.


                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SMARTSERV ONLINE, INC.


Dated: May 16, 2000                   By:   /s/  Sebastian E. Cassetta
                                            --------------------------------
                                            Sebastian E. Cassetta
                                            Chief Executive Officer

                                  EXHIBIT INDEX
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Exhibit
Number            Description
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99.1              SmartServ Online, Inc. Press Release dated May 16, 2000.